                                                                     EXHIBIT 4.3

 COMMON STOCK                                                                                                 COMMON STOCK
---------------                                                                                             ---------------
    NUMBER                                           CLEARCOMMERCE CORPORATION                                   SHARES
CLC                                     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
---------------                                                                                             ---------------
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                   AND A STATEMENT AS TO THE RIGHTS,
                                                                                                      PREFERENCES, PRIVILEGES AND
                                                                                                        RESTRICTIONS ON SHARES
                                                                                                           CUSIP

  -------------------------------------------------------------------------------------------------------------------------------
    THIS CERTIFIES THAT


    IS THE RECORD HOLDER OF
  -------------------------------------------------------------------------------------------------------------------------------
                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
                                                       CERTIFICATE OF STOCK
                                                         NETIQ Corporation
transferable on the books of the Corporation by the holder hereof in person or by duty authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                                                          ClearCommerce
                       SECRETARY                          INCORPORATED                                  PRESIDENT
                                                              SEAL
                                                            DELAWARE


COUNTERSIGNED AND REGISTERED:
  BankBoston, N.A.
    TRANSFER AGENT AND REGISTRAR

BY
   AUTHORIZED SIGNATURE

                           ClearCommerce Corporation

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT - _____________ Custodian ________________
TEN ENT - as tenants by the entireties                                         (Cust)                (Minor)
JT TEN  - as joint tenants with right of                                    under Uniform Gifts to Minors
          survivorship and not as tenants                                    Act: ___________________________________
          in common                                                                        (State)
                                                        UNIF TRF MIN ACT - ______________ Custodian (until age_____)
                                                                              (Cust)
                                                                           ______________ under Uniform Transfers
                                                                              (Minor)
                                                                           to Minors Act ___________________________
                                                                                                (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitutions in the premises.

Dated
     ----------------------------


                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------

                                 NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME(S) AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  -------------------------------------------------
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.